WAFERGEN, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

For the Three Months Ended March 31, 2007 and 2006
and
the Period From Inception to March 31, 2007
With
Report of Independent Accountants

Report of Independent Accountants

Board of Directors and Stockholders:

We have reviewed the accompanying balance sheet of Wafergen, Inc. (a development stage company) as of March 31, 2007, the related statements of operations, Series B Preferred Stock and stockholders’ equity (deficit), and cash flows for the three month periods ended March 31, 2007 and 2006, and the related statements of operations, Series B Preferred Stock and stockholders’ equity (deficit), and cash flows for the period from October 22, 2002 (inception) to March 31, 2007. These financial statements are the responsibility of the Wafergen, Inc.’s management.

We conducted our reviews in accordance with the Standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Wafergen, Inc. will continue as a going concern. As shown in the financial statements, Wafergen, Inc. has incurred net losses since its inception and has experienced liquidity problems. Those conditions raise substantial doubt about Wafergen, Inc.’s ability to continue as a going concern. Management’s plans in regarding to those matters are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Rowbotham & Company LLP

San Francisco, California
May 24, 2007

WAFERGEN, INC.
(A Development Stage Company)

Balance Sheet
(Unaudited)

March 31,
2007

Assets

Current assets:
Cash	$258,339
Accounts receivables	83,185
Inventories	27,630
Prepaid expenses and other current assets	7,545

Total current assets	376,699

Property and equipment, net	44,663

Other assets	2,570

Total assets	$423,932

Liabilities, Series B Preferred Stock, and Stockholders’ Equity (Deficit)

Current liabilities:
Accounts payable	$790,044
Accrued liabilities	8,763
Accrued payroll	236,289
Accrued vacation	33,973
Notes payable	517,105

Total current liabilities	1,586,174

Commitments and contingencies	—

Series B Preferred Stock, $0.0001 par value; 7,000,000 shares authorized; 2,052,552 shares issued and outstanding at March 31, 2007 (Liquidation value: $1,695,141 at March 31, 2007)	1,695,141

Stockholders’ equity (deficit):
Series A Preferred Stock, $0.0001 par value; 10,000,000 shares authorized; 6,386,917 shares issued and outstanding at March 31, 2007 (Liquidation value: $3,201,110 at March 31, 2007)	639

Common Stock: $0.0001 par value; 26,000,000 shares authorized; 6,775,000 shares issued and outstanding at March 31, 2007	678
Additional paid-in capital	4,521,273
Unearned compensation	(424,813)
Accumulated deficit	(6,955,160)

Total stockholders’ equity (deficit)	(2,857,383)

Total liabilities, Series B Preferred Stock, and stockholders’ equity (deficit)	$423,932

See report of independent accountants and accompanying notes.

WAFERGEN, INC.
(A Development Stage Company)

Statements of Operations
(Unaudited)

			Period From
	Three	Three	October 22,
	Months	Months	2002
	Ended	Ended	(Inception) to
	March 31,	March 31,	March 31,
	2007	2006	2007

Revenues	$60,460	$9,900	$125,755

Cost of revenues and expenses	998,375	388,545	6,795,421

Operating loss	(937,915)	(378,645)	(6,669,666)

Interest expense	42,801	—	150,295

Net loss before provision for income taxes	(980,716)	(378,645)	(6,819,961)

Provision for income taxes	—	—	—

Net loss	(980,716)	(378,645)	(6,819,961)

Accretion on Series B Preferred Stock	(31,199)	(26,000)	(135,199)

Net loss applicable to common stockholders	$(1,011,915)	$(404,645)	$(6,955,160)

See report of independent accountants and accompanying notes.

WAFERGEN, INC.
(A Development Stage Company)

Statements of Series B Preferred Stock and Stockholders’ Equity (Deficit)
(Unaudited)

	Series B		Series A				Additional
	Preferred Stock		Preferred Stock		Common Stock		Paid-in	Unearned	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Compensation	Deficit	Total

Balances as of October 22, 2002	—	$—	—	$—	—	$—	$—	$—	$—	$—

Net loss	—	—	—	—	—	—	—	—	—	—

Balances as of December 31, 2002	—	$—	—	$—	—	$—	$—	$—	$—	$—

See report of independent accountants and accompanying notes.

WAFERGEN, INC.
(A Development Stage Company)

Statements of Series B Preferred Stock and Stockholders’ Equity (Deficit)
(Unaudited)

	Series B		Series A				Additional
	Preferred Stock		Preferred Stock		Common Stock		Paid-in	Unearned	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Compensation	Deficit	Total

Balances as of January 1, 2003	—	$—	—	$—	—	$—	$—	$—	$—	$—

Net loss	—	—	—	—	—	—	—	—	(533,985)	(533,985)

Balances as of December 31, 2003	—	$—	—	$—	—	$—	$—	$—	$(533,985)	$(533,985)

See report of independent accountants and accompanying notes.

WAFERGEN, INC.
(A Development Stage Company)

Statements of Series B Preferred Stock and Stockholders’ Equity (Deficit)
(Unaudited)

	Series B		Series A				Additional
	Preferred Stock		Preferred Stock		Common Stock		Paid-in	Unearned	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Compensation	Deficit	Total

Balances as of January 1, 2004	—	$—	—	$—	—	$—	$—	$—	$(533,985)	$(533,985)

Issuance of Common Stock	—	—	—	—	4,600,000	460	—	—	—	460

Stock-based compensation	—	—	—	—	—	—	1,242	—	—	1,242

Net loss	—	—	—	—	—	—	—	—	(1,124,360)	(1,124,360)

Balances as of December 31, 2004	—	$—	—	$—	4,600,000	$460	$1,242	$—	$(1,658,345)	$(1,656,643)

See report of independent accountants and accompanying notes.

WAFERGEN, INC.
(A Development Stage Company)

Statements of Series B Preferred Stock and Stockholders’ Equity (Deficit)
(Unaudited)

	Series B		Series A				Additional
	Preferred Stock		Preferred Stock		Common Stock		Paid-in	Unearned	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Compensation	Deficit	Total

Balances as of January 1, 2005	—	$—	—	$—	4,600,000	$460	$1,242	$—	$(1,658,345)	$(1,656,643)

Issuance of Series A Preferred Stock	—	—	5,915,219	592	—	—	3,134,481	—	—	3,135,073

Issuance of Common Stock	—	—	—	—	1,700,000	170	—	—	—	170

Stock-based compensation	—	—	—	—	—	—	8,575	—	—	8,575

Net loss	—	—	—	—	—	—	—	—	(1,494,449)	(1,494,449)

Balances as of December 31, 2005	—	$—	5,915,219	$592	6,300,000	$630	$3,144,298	$—	$(3,152,794)	$(7,274)

See report of independent accountants and accompanying notes.

WAFERGEN, INC.
(A Development Stage Company)

Statements of Series B Preferred Stock and Stockholders’ Equity (Deficit)
(Unaudited)

	Series B		Series A				Additional
	Preferred Stock		Preferred Stock		Common Stock		Paid-in	Unearned	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Compensation	Deficit	Total

Balances as of January 1, 2006	—	$—	5,915,219	$592	6,300,000	$630	$3,144,298	$—	$(3,152,794)	$(7,274)

Issuance of Common Stock	—	—	—	—	7,500	1	—	—	—	1

Issuance of Series B Preferred Stock	2,052,552	1,559,942	—	—	—	—	—	—	—	—

Unearned compensation related to issuance of restricted shares	—	—	—	—	45,000	4	26,435	(26,439)	—	—

Stock-based compensation	—	—	—	—	—	—	13,700	2,957	—	16,657

Accretions on Series B Preferred Stock	—	26,000	—	—	—	—	—	—	(26,000)	(26,000)

Net loss	—	—	—	—	—	—	—	—	(378,645)	(378,645)

Balances as of March 31, 2006	2,052,552	$1,585,942	5,915,219	$592	6,352,500	$635	$3,184,433	$(23,482)	$(3,557,439)	$(395,261)

See report of independent accountants and accompanying notes.

WAFERGEN, INC.
(A Development Stage Company)

Statements of Series B Preferred Stock and Stockholders’ Equity (Deficit)
(Unaudited)

	Series B		Series A				Additional
	Preferred Stock		Preferred Stock		Common Stock		Paid-in	Unearned	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Compensation	Deficit	Total

Balances as of April 1, 2006	2,052,552	$1,585,942	5,915,219	$592	6,352,500	$635	$3,184,433	$(23,482)	$(3,557,439)	$(395,261)

Issuance of Common Stock	—	—	—	—	62,500	6	—	—	—	6

Unearned compensation related to issuance of restricted shares	—	—	—	—	60,000	7	79,304	(79,311)	—	—

Stock-based compensation	—	—	—	—	—	—	616,548	8,871	—	625,419

Accretions on Series B Preferred Stock	—	78,000	—	—	—	—	—	—	(78,000)	(78,000)

Net loss	—	—	—	—	—	—	—	—	(2,307,806)	(2,307,806)

Balances as of December 31, 2006	2,052,552	$1,663,942	5,915,219	$592	6,475,000	$648	$3,880,285	$(93,922)	$(5,943,245)	$(2,155,642)

See report of independent accountants and accompanying notes.

WAFERGEN, INC.
(A Development Stage Company)

Statements of Series B Preferred Stock and Stockholders’ Equity (Deficit)
(Unaudited)

	Series B		Series A				Additional
	Preferred Stock		Preferred Stock		Common Stock		Paid-in	Unearned	Accumulated
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Compensation	Deficit	Total

Balances as of January 1, 2007	2,052,552	$1,663,942	5,915,219	$592	6,475,000	$648	$3,880,285	$(93,922)	$(5,943,245)	$(2,155,642)

Issuance of Common Stock	—	—	—	—	50,000	5	495	—	—	500

Issuance of Series A Preferred Stock	—	—	471,698	47	—	—	65,990	—	—	66,037

Unearned compensation related to issuance of restricted shares	—	—	—	—	250,000	25	349,975	(350,000)	—	—

Issuance of warrants with debt	—	—	—	—	—	—	171,053	—	—	171,053

Stock-based compensation	—	—	—	—	—	—	53,475	19,109	—	72,584

Accretions on Series B Preferred Stock	—	31,199	—	—	—	—	—	—	(31,199)	(31,199)

Net loss	—	—	—	—	—	—	—	—	(980,716)	(980,716)

Balances as of March 31, 2007	2,052,552	$1,695,141	6,386,917	$639	6,775,000	$678	$4,521,273	$(424,813)	$(6,955,160)	$(2,857,383)

See report of independent accountants and accompanying notes.

WAFERGEN, INC.
(A Development Stage Company)

Statements of Cash Flows
(Unaudited)

			Period From
	Three	Three	October 22,
	Months	Months	2002
	Ended	Ended	(Inception) to
	March 31,	March 31,	March 31,
	2007	2006	2007

Cash flows from operating activities:
Net loss	$(980,716)	$(378,645)	$(6,819,961)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,707	5,895	74,353
Stock-based compensation	72,584	16,657	724,477
Issuance of Series A Preferred Stock for legal services	—	—	50,000
Issuance of Series A Preferred Stock for interest owed	—	—	107,494
Amortization of debt discount	38,158	—	38,158
Change in operating assets and liabilities:
Accounts receivable	(48,756)	—	(83,185)
Inventories	(27,630)	—	(27,630)
Prepaid expenses and other current assets	3,511	2,807	(7,545)
Other assets	—	—	(2,570)
Accounts payable	396,856	(2,165)	790,044
Accrued liabilities	8,763	—	8,763
Accrued payroll	86,289	—	236,289
Accrued vacation	12,577	622	33,973

Net cash used in operating activities	(431,657)	(354,829)	(4,877,340)

Cash flows from investing activities:
Purchase of property and equipment	(1,111)	—	(119,016)

Net cash used in investing activities	(1,111)	—	(119,016)

Cash flows from financing activities:
Advances from (repayments to) related party, net	—	254	61,588
Proceeds from issuance of notes payable	588,412	—	3,565,991
Proceeds from issuance of Series A Preferred Stock	66,037	—	66,037
Proceeds from issuance of Series B Preferred Stock	—	1,059,942	1,559,942
Proceeds from issuance of Common Stock	500	1	1,137

Net cash provided by financing activities	654,949	1,060,197	5,254,695

Net increase in cash	222,181	705,368	258,339

Cash at beginning of the period	36,158	193,843	—

Cash at end of the period	$258,339	$899,211	$258,339

See report of independent accountants and accompanying notes.

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

1.	The Company

Nature of business - Wafergen, Inc. (the "Company") was incorporated in the State of Delaware on October 22, 2002. The Company is engaged in the development, manufacture and sales of systems for gene expression, genotyping and stem cell research for the life sciences, pharmaceutical drug discovery and biomarker discovery and diagnostic products industries. The Company’s products are aimed at professionals who perform genetic analysis and cell biology, primarily at pharmaceutical and biotech companies, academic and private research centers, and diagnostics companies involved in biomarker research. Through the SmartChip™ and SmartSlide™ products, the Company plans to provide new performance standards with significant savings of time and cost for professionals in the field of gene expression research facilitating biomarker discovery, toxicology, and clinical research.

The Company has incurred substantial losses and negative cash flows from operations in every fiscal period since its inception. Management expects operating losses and negative cash flows to continue for the foreseeable future and anticipates that losses will increase from current levels as the Company continues to grow and develop. Failure to generate sufficient revenues or raise additional capital could have a material adverse effect on the Company's ability to continue as a going concern and to achieve its intended business objectives.

The Company's financial statements have been presented on a basis that contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company continues to face significant risks associated with the successful execution of its strategy given the current market environment for similar companies. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.	Summary of Significant Accounting Policies

Basis of Presentation - The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates - Preparing financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses. Actual results and outcomes could differ from these estimates and assumptions.

Concentration of Credit Risk - Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and accounts receivable. The Company places its cash in a commercial bank. Accounts at the commercial bank at times exceed $100,000. Accounts are secured by the Federal Deposit Insurance Corporation up to $100,000.

The Company generally requires no collateral from its customers. At March 31, 2007, two customers accounted for 38% and 22% of accounts receivable. For the three months ended March 31, 2007 two customers accounted for 30% and 10% of total revenues and for the three months ended March 31, 2006 one customer accounted for 100% of total revenues.

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

Accounts Receivable - An allowance for doubtful accounts will be recorded based on a combination of historical experience, aging analysis, and information on specific accounts. Account balances will be written off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company has not recorded an allowance against its receivables based on management’s estimate that the balance at March 31, 2007 is fully collectible.

Inventories - Inventories are stated at the lower of cost or market, cost being determined using the first-in, first-out (“FIFO”) method. Reserves are established for excess or obsolete inventories. The Company has not recorded an allowance for excess and obsolete inventories against its inventory based on management’s estimate that the balance at March 31, 2007 is fully realizable.

Property and Equipment - Property and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets, generally three years. Costs of maintenance and repairs that do not improve or extend the lives of the respective assets are expensed as incurred. Upon retirement or sale, the cost and related accumulated depreciation are removed from the balance sheet and the resulting gain or loss is reflected in operating expenses.

Impairment of Long-Lived Assets - The Company continually evaluates whether events and circumstances have occurred that indicate the remaining estimated useful life of long-lived assets may warrant revision or that the remaining balance of long-lived assets may not be recoverable. When factors indicate that long-lived assets should be evaluated for possible impairment, the Company uses an estimate of the related undiscounted future cash flows over the remaining life of the long-lived assets in measuring whether they are recoverable. If the estimated undiscounted future cash flows exceed the carrying value of the asset, a loss is recorded as the excess of the assets carrying value over its fair value. No assets were determined to be impaired in 2007 or 2006.

Income Taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in the tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded for loss carry-forwards and other deferred tax assets where it is more likely than not that such loss carry-forwards and deferred tax assets will not be realized.

Revenue Recognition - The Company recognizes revenue from product sales at the time of shipment.

Expense Recognition - Expenses are charged to expense as incurred.

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

Stock-Based Compensation - The Company measures the fair value of all stock-based awards, including stock options, on the grant date and records the fair value of these awards to compensation expense over the service period. The fair value is estimated using the Black-Scholes valuation model.

The fair value of each option grant has been estimated using the following assumptions:

	March 31,	March 31,
	2007	2006

Risk free interest rate	4.68%	4.57%

Expected lives	5 Years	5 Years

Expected volatility	21%	21%

Dividend yields	0%	0%

The weighted-average fair value was $1.20 for the three months ended March 31, 2007 and there were no options issued in the three months ended March 31, 2006. Amounts expensed were $72,584 and $16,657 for the three months ended March 31, 2007 and 2006 and $724,477 for the period from inception to March 31, 2007.

Risk-free interest rate - This is the U.S treasury rate for the day of the grant having a term approximating the expected life of the option. An increase in the risk-free interest rate will increase the fair value and the related compensation expense.

Expected lives - This is the period of time over which the award is expected to remain outstanding and is based on management’s estimate, taking into consideration the vesting term, the contractual term, and the historical lives. An increase in the expected life will increase the fair value and the related compensation expense.

Expected volatility - This is a measure of the amount by which the stock price has fluctuated or is expected to fluctuate. The average daily price volatility of the Small Cap Medical Equipment was used for the retrospective period corresponding to the expected life. An increase in the expected volatility life will increase the fair value and the related compensation expense.

Dividend yield - The Company has not made any dividend payments nor does it have plans to pay dividends in the foreseeable future. An increase in the dividend yield will decrease the fair value and the related compensation expense.

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

Research and Development - Research and development costs are charged to operations as incurred.

Comprehensive Loss - The Company has no components of comprehensive income (loss) other than its net loss and, accordingly, comprehensive loss is the same as the net loss for all periods presented.

Accounting for Uncertainty in Income Taxes - In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109,” which clarifies the accounting for uncertainty in tax positions. FIN 48 seeks to reduce the diversity in practice associated with certain aspects of measurement and recognition in accounting for income taxes. In addition, FIN 48 provides guidance on de-recognition, classification, interest and penalties, and accounting in interim periods and requires expanded disclosure with respect to the uncertainty in income taxes. FIN 48 requires that we recognize in our financial statements the impact of a tax position if that position is more likely than not to be sustained on audit, based on the technical merits of the position. The Company adopted the provisions of FIN 48 as of January 1, 2007, with the cumulative effect of the change in accounting principle to have been recorded as an adjustment to opening retained earnings if there had been any (there were none). At the adoption date and as of March 31, 2007, the Company did not have any unrecognized tax benefits and no adjustments to liabilities or operation were required.

Recent Accounting Pronouncements - In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”). SFAS 159 permits entities to choose to measure many financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS 159 on its financial position and results of operations.

3.	Balance Sheet Components

The balance sheet components are as follows:

March 31,
2007

Inventories:
Finished goods	$27,630

Inventories	$27,630

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

March 31,
2007

Property and equipment:
Equipment	$111,516
Furniture and fixtures	7,500

Total property and equipment	119,016

Less accumulated depreciation and amortization	(74,353)

Property and equipment, net	$44,663

Depreciation and amortization expense totaled $6,707 and $5,895 for the three months ended March 31, 2007 and 2006 and $74,353 for the period from inception to March 31, 2007.

4.	Notes Payable

The notes payable consist of the following at March 31, 2007:

March 31,
2007

Note payable to a stockholder issued January 2007, interest at 7.00%, principal and interest due June 30, 2007	$62,000
Note payable to a stockholder issued January 2007, interest at 7.00%, principal and interest due June 30, 2007	100,000
Note payable to a stockholder issued January 2007, interest at 7.00%, principal and interest due June 30, 2007	100,000
Note payable to a stockholder issued February 2007, interest at 7.00%, principal and interest due June 30, 2007	138,000
Note payable to a stockholder issued March 2007, interest at 7.00%, principal and interest due June 30, 2007	250,000

Total notes payable	650,000

Less debt discount	(132,895)

Notes payable	$517,105

The notes payable which total $650,000 mature on June 30, 2007.

Interest expense totaled $4,643 for the three months ended March 31, 2007 and is included in accrued liabilities. Interest expense totaled $4,643 for the period from inception to March 31, 2007.

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

In conjunction with the issuance of the notes payable, the Company issued warrants to purchase a total of 213,816 shares of its Series B Preferred Stock at an exercise price of $0.76 per share. The warrants are exercisable for a period of five years. Utilizing the Black-Scholes valuation model and the following assumptions: estimated volatility of 21%, a contractual life of five years, a zero dividend rate, 4.67% risk free interest rate, and the fair value of the Series B Preferred Stock of $1.40 per share, the Company determined the allocated fair value of the warrants to be $171,053. This amount has been recorded as a discount on the notes payable and is being amortized and charged to operations as interest expense over the maturity periods of the notes payable. Interest expense totaled $38,158 for the three months ended March 31, 2007 and $38,158 for the period from inception to March 31, 2007.

5.	Commitments and Contingencies

In 2007, the Company entered into a new lease for office space. The lease is a non-cancelable operating lease with an expiration date in March 2010.

Future minimum lease obligations under the Company's non-cancelable operating lease are as follows:

Building
Year ended December 31:
2007	$94,671
2008	162,696
2009	169,526
2010	42,723

Total	$469,616

Rent expense totaled $11,072 and $10,941 for the three months ended March 31, 2007 and 2006 and $146,280 for the period from inception to March 31, 2007.

6.	Common and Preferred Stock

Common Stock - Each share of common stock is entitled to one vote. The holders of common stock are also entitled to receive dividends whenever funds are legally available and when and if declared by the Board of Directors, subject to the prior rights of holders of all classes of stock outstanding. Since inception, no dividends have been declared.

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

The common stock activity is as follows:

	Common Stock
	Shares	Amount

Issuance of Common Stock in June 2004	4,600,000	$460

Balance at December 31, 2004	4,600,000	460

Issuance of Common Stock in September 2005	1,700,000	170

Balance at December 31, 2005	6,300,000	630

Issuance of Common Stock in January 2006	5,000	1

Issuance of Common Stock in January 2006	2,500	—

Issuance of restricted Common Stock in March 2006	45,000	26,439

Issuance of Common Stock in June 2006	15,000	1

Issuance of restricted Common Stock in July 2006	20,000	26,437

Issuance of restricted Common Stock in August 2006	30,000	39,656

Issuance of Common Stock in August 2006	31,500	3

Issuance of restricted Common Stock in November 2006	10,000	13,218

Issuance of Common Stock in November 2006	16,000	2

Balance at December 31, 2006	6,475,000	106,387

Issuance of restricted Common Stock in January 2007	300,000	350,000

Issuance of Common stock in January 2007	40,000	400

Issuance of Common stock in January 2007	10,000	100

Balance at March 31, 2007	6,525,000	$456,887

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

Preferred Stock - During 2006, the Company’s Board of Directors authorized a second amendment and restatement of the Company’s Certificate of Incorporation. The Company’s second amended and restated Certificate of Incorporation, authorizes the Company to issue a total of 43,000,000 shares of stock, consisting of 26,000,000 shares of common stock, 10,000,000 shares of Series A Preferred Stock and 7,000,000 shares of Series B Preferred Stock.

The Series A and Series B Preferred Stock activity is as follows:

	Series A		Series B
	Preferred Stock		Preferred Stock
	Shares	Amount	Shares	Amount

Issuance of Series A Preferred Stock in February 2005	5,915,219	$3,135,073	—	$—

Balance at December 31, 2005	5,915,219	3,135,073	—	—

Issuance of Series B Preferred Stock in February 2006	—	—	2,052,552	1,559,942

Accretion on Series B Preferred Stock	—	—	—	104,000

Balance at December 31, 2006	5,915,219	3,135,073	2,052,552	1,663,942

Issuance of Series A Preferred Stock in February 2007	471,698	66,037	—	—

Accretion on Series B Preferred Stock	—	—	—	31,199

Balance at March 31, 2007	6,386,917	$3,201,110	2,052,552	$1,695,141

The rights, preferences, and privileges of the holders of Series A and Series B Preferred Stock are as follows:

Voting - Each holder of Series A and Series B Preferred Stock has one vote for each share of common stock into which they may be converted as of the applicable record date. As long as 5,300,000 shares of Preferred Stock are outstanding, the holders of Series A Preferred stock shall be entitled to elect two directors and the holders of Series B Preferred stock shall be entitled to elect one director to the Company’s Board of Directors voting as a separate class. The holders of any outstanding Common Stock shall be entitled to elect two directors to the Company’s Board of Directors voting as a separate class. The holders of Preferred Stock and Common Stock, voting together as a single class and not as separate series and on an as-converted basis, shall be entitled to elect any additional directors to the Company’s Board of Directors.

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

Dividends - Holders of Series A and Series B Preferred Stock are entitled to receive dividends whenever funds are legally available and when and if declared by the Board of Directors payable in preference and priority to any declaration or payment on Common Stock at an annual rate of $0.0424 for Series A Preferred Stock and $0.0608 for Series B Preferred Stock per share. Series A Preferred Stock dividends are non-cumulative; however, Series B Preferred Stock dividends are cumulative. Any additional dividends (other than dividends on Common Stock payable solely in Common Stock) shall be in proportion to the then outstanding shares of Common Stock and shares the Series A and Series B Preferred Stock would convert into. Since inception, no dividends have been declared.

The cumulative amount of Series B Preferred Stock dividends that are unearned and undeclared at March 31, 2007 is $135,199.

As of March 31, 2007, the carrying amount of Series B Preferred Stock includes accretions related to the liquidation and redemption feature in the amount of $135,199.

Liquidation - In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, the holders of the then outstanding (as adjusted for stock splits, stock dividends, recapitalization or the like) Series B Preferred Stock are entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of the Series A Preferred Stock and Common Stock, the amount of $0.76 per share, plus all cumulative and declared but unpaid dividends for such shares. If upon occurrence of such event, the assets of the Company legally available for distribution to the holders of the Series B Preferred Stock are insufficient to permit the payment to such holders of the full preferential amount, then the entire assets and funds of the Company legally available for distribution are to be distributed ratably among the holders of the Series B Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

After payment or the setting apart for payment of the Series B Liquidation Preference, the holders of Series A Preferred Stock are entitled to a liquidation preference of $0.53 per share, plus any declared and unpaid dividends, prior and in preference to any distribution of any assets of the Common Stock. If upon occurrence of such event, the assets and funds distributed among the holders of the Series A Preferred Stock are insufficient to permit the payment to such holders of the full preferential amount, then the entire assets and funds of the Company legally available for distribution are to be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

After the payment of all preferential amounts are made to the Series A and Series B Preferred Stockholders, all the remaining funds and assets of the corporation shall be distributed on a pro rata basis among the Series A Preferred Stockholders, the Series B Preferred Stockholders, and the Common Stockholders in proportion to the number of shares of Common Stock held by them, with the shares of Series A and Series B Preferred Stock being treated for this purpose as if they had been converted to shares of Common Stock at the then applicable conversion rates. However, the holders of the Series A Preferred Stock shall not be entitled to further participation in any distributions of the remaining assets of the Company once they have received an amount equal to $1.59 per share and the holders of the Series B Preferred Stock shall not be entitled to further participation in any distributions of the remaining assets of the Company once they have received an amount equal to $2.28 per share.

Conversion - Each share of Preferred Stock is convertible into such number of shares of common stock, as adjusted for any stock splits, stock dividends, recapitalizations or the like with respect to such shares of Series A Preferred Stock and Series B Preferred Stock, by the conversion price at the time in effect for each such share of Series A Preferred Stock and Series B Preferred Stock. The initial conversion price for the Series A Preferred Stock shall be $0.53 and the Series B Preferred Stock shall be $0.76. Conversion is either at the option of the holder or is automatic (i) immediately prior to the closing date of a firm commitment underwritten initial public offering of the Company's common stock for not less than $1.06 per share of Series A Preferred Stock and $2.28 per share of Series B Preferred Stock and the aggregate gross proceeds to the Company are not less than $30,000,000, or (ii) upon receipt by the Company of a written request for such conversion from the holders of a majority of the then outstanding Preferred Stock.

Redemption - At any time after February 17, 2010, but within ninety days after the receipt by the Company following such date of a written request from the holders of not less than a majority of the then outstanding Series B Preferred Stock that all of the shares of the Series B Preferred Stock be redeemed, the Company shall, to the extent it may lawfully do so, redeem all of the then outstanding shares of Series B Preferred Stock by paying in cash in five equal annual installments beginning on the date of such redemption by the Company in exchange for the shares of Series B Preferred Stock to be redeemed a sum equal to the original Series B Preferred Stock purchase price per share of the Series B Preferred Stock plus all cumulative and accrued but unpaid dividends on such shares.

7.	Stock Options and Warrants

In 2003, the Company’s Board of Directors adopted a 2003 Incentive Stock Plan (the “2003 Plan”).

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

The 2003 Plan authorized the Board of Directors to grant incentive stock options and nonstatutory stock options to employees, directors, and consultants for up to 1,500,000 shares of common stock. Under the Plan, incentive stock options and nonqualified stock options can be granted. Incentive stock options are to be granted at a price that is no less than 100% of the fair value of the stock at the date of grant. Options will be vested over a period according to the Option Agreement, and are exercisable for a maximum period of ten years after date of grant. Options granted to stockholders who own more than 10% of the outstanding stock of the Company at the time of grant must be issued at an exercise price no less than 110% of the fair value of the stock on the date of grant.

In November 2006, the Company increased the aggregate number of shares of Common Stock that may be issued under the 2003 Plan to a total authorized reserve of 2,500,000 shares, a 1,000,000 share increase.

A summary of stock option transactions is as follows:

	Stock Options
	Options	Number of	Weighted
	Available for	Options	Average
	Grant	Outstanding	Exercise Price

Shares originally reserved	1,500,000	—	$—
Granted	(510,000)	510,000	0.0001
Forfeited	245,000	(245,000)	0.0001

Balance at December 31, 2003	1,235,000	265,000	0.0001
Granted	(185,000)	185,000	0.0028
Forfeited	30,000	(30,000)	0.0001

Balance at December 31, 2004	1,080,000	420,000	0.0013
Granted	(120,000)	120,000	0.0100

Balance at December 31, 2005	960,000	540,000	0.0032
Additional shares reserved	1,000,000	—	—
Granted	(356,000)	356,000	0.0800
Exercised	—	(70,000)	0.0001
Forfeited	65,000	(65,000)	0.0247

Balance at December 31, 2006	1,669,000	761,000	0.0376
Granted	(530,000)	530,000	0.2484
Exercised	—	(50,000)	0.0100

Balance at March 31, 2007	1,139,000	1,241,000	$0.1287

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

The following table summarizes information concerning outstanding options as of March 31, 2007:

	Options Outstanding			Options Exercisable
	Number	Weighted		Number	Weighted
	Outstanding	Average	Weighted	Exercisable	Average	Weighted
	as of	Remaining	Average	as of	Remaining	Average
Exercise	March	Contractual	Exercise	March	Contractual	Exercise
Price	31, 2007	Life (in Years)	Price	31, 2007	Life (in Years)	Price

$0.0001	255,000	6.54	$0.0001	223,334	6.11	$0.0001
0.0100	120,000	8.42	0.0100	80,208	8.42	0.0100
0.0800	341,000	9.38	0.0800	26,229	9.39	0.0800
0.0250	525,000	9.83	0.0250	20,833	9.83	0.0250

	1,241,000	8.89	$0.0376	350,604	7.34	$0.0069

The following table summarizes the Company’s unvested stock option activity for the three months ended March 31, 2007:

		Weighted
		Average
		Grant
	Number	Date
	of	Fair
	Shares	Value

Unvested at January 1, 2007	462,854	$0.98
Granted	530,000	1.20
Vested	(52,458)	0.79

Unvested at March 31, 2007	940,396	$1.11

The aggregate intrinsic value is the total pretax intrinsic value (i.e., the difference between the Company’s estimated stock price at March 31, 2007 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all the option holders exercised their options on March 31, 2007. The aggregate intrinsic value for options outstanding was $1,577,645 at March 31, 2007 and the aggregate intrinsic value for options exercisable was $482,715 at March 31, 2007. The aggregate intrinsic value for options exercised was $69,500.

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

At March 31, 2007, there was $947,625 of total stock-based compensation costs which is expected to be recognized over an estimated weighted average amortization period from April 2007 to January 2011. No amounts related to stock-based compensation costs have been capitalized. The tax benefit, and the resulting effect on cash flows from operations and financial activities, related to stock-based compensation costs were not recognized as the Company currently provides a full valuation allowance for all of its deferred taxes.

The Company has issued restricted Common Stock grants. The restricted Common Stock grants offer the recipient the opportunity to receive shares of Common Stock, rather than options that would give them the right to purchase Common Stock at a set price. The restricted Common Stock grants entitle the holder to shares of Common Stock subject to certain terms. The Company’s restricted Common Stock generally has vesting restrictions that are eliminated over a four-year period.

During the three months ended March 31, 2006, the Company recorded unearned compensation of $26,439 as a component of stockholders’ equity (deficit), in connection with the restricted stock grants based on the fair value of the Company’s Common Stock on the respective grant dates. This unearned compensation is being amortized and charged to operations over the same period as the restrictions are eliminated. The amount amortized was $2,957 for the three months ended March 31, 2006.

During the period from April 2006 to December 2006, the Company issued additional restricted Common Stock grants and recorded additional unearned compensation of $79,311. This unearned compensation is being amortized and charged to operations over the same period as the restrictions are eliminated.

During the three months ended March 31, 2007, the Company issued additional restricted Common Stock grants and recorded additional unearned compensation of $350,000. This unearned compensation is being amortized and charged to operations over the same period as the restrictions are eliminated.

The amount of unearned compensation that was amortized was $19,109 for the three months ended March 31, 2007 and $30,937 for the period from inception to March 31, 2007.

The restricted stock awards totaled 455,000 shares and the fair market value at grant date ranged from $0.75 to $1.50.

In November 2006, the Company issued fully vested Series A Preferred Stock option exercisable into 471,698 shares of Series A Preferred Stock to a founder. The option is immediately exercisable into shares of Series A Preferred Stock at a per share price of $0.14 and expire on any date during the earlier of (i) calendar year 2007 and (ii) the calendar year in which a change in control has occurred. The Company determined the fair market value of the option to be $575,450 using the following assumptions: risk free interest rate of 4.60%, no dividend yield, expected volatility of 21%, and an expected life of one year. Amounts expensed were $575,450 for the period from inception to March 31, 2007. In February 2007, this option was exercised.

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

8.	Income Taxes

The provision for income taxes consists of the following for the three months ended March 31, 2007 and 2006 and the period from inception to March 31, 2007:

Period From
	Three	Three	October 22,
	Months	Months	2002
	Ended	Ended	(Inception) to
	March 31,	March 31,	March 31,
	2007	2006	2007

Currently payable (refundable):
Federal	$—	$—	$—
State	—	—	—

Total current	—	—	—

Deferred:
Federal	—	—	—
State	—	—	—

Total deferred	—	—	—

Provision for income taxes	$—	$—	$—

A reconciliation of the provision for income taxes with the expected provision for income taxes computed by applying the federal statutory income tax rate (34%) to the net loss before provision for income taxes for the three months ended March 31, 2007 and 2006 and the period from inception to March 31, 2007 is as follows:

			Period From
	Three	Three	October 22,
	Months	Months	2002
	Ended	Ended	(Inception) to
	March 31,	March 31,	March 31,
	2007	2006	2007

Provision for income taxes at federal statutory rate	$(333,443)	$(128,739)	$(2,318,787)
Change in federal valuation allowance	333,443	128,739	2,318,787

Provision for income taxes	$—	$—	$—

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

The components of the deferred tax assets as of March 31, 2007 are as follows:

March 31,
2007

Deferred tax assets:
Capitalized start-up cost and research and development costs	$2,532,491
Stock-based compensation	310,366
Accruals	78,814

Total deferred tax asset	2,921,671

Valuation allowance	(2,921,671)

Net deferred tax assets	$—

Deferred income taxes were provided for the following items for the three months ended March 31, 2007 and 2006 and the period from inception to March 31, 2007:

			Period From
	Three	Three	October 22,
	Months	Months	2002
	Ended	Ended	(Inception) to
	March 31,	March 31,	March 31,
	2007	2006	2007

Capitalized start-up cost and research and development costs	$383,656	$155,076	$2,532,491
Stock-based compensation	31,095	7,136	310,366
Accruals	5,388	—	78,814
Valuation allowance	(420,139)	(162,212)	(2,921,671)

Deferred income taxes	$—	$—	$—

Based on the available objective evidence, management believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company has provided a full valuation allowance against its net deferred tax assets.

There are no prior or current year tax returns under audit by taxing authorities, and management is not aware of any impending audits.

The Tax Reform Act of 1986 limits the use of net operating loss and tax credit carryforwards in certain situations where changes occur in the stock ownership of a company. In the event the Company has had a change in ownership, utilization of the carryforwards could be restricted.

9.	Related Party Transactions

During the three months ended March 31, 2007, the due to stockholder of $61,588 was converted into a note payable.

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

See Note 4 for details of notes payable to a stockholder.

10.	Cash Flow Information

Cash paid during the three months ended March 31, 2007 and 2006 and the period from inception to March 31, 2007 is as follows:

Period From
	Three	Three	October 22,
	Months	Months	2002
	Ended	Ended	(Inception) to
	March 31,	March 31,	March 31,
	2007	2006	2007

Interest	$—	$—	$—

Income taxes	$—	$—	$—

Supplemental disclosure of non-cash investing and financing activities for the three months ended March 31, 2007 and 2006 and the period from inception to March 31, 2007 is as follows:

			Period From
	Three	Three	October 22,
	Months	Months	2002
	Ended	Ended	(Inception) to
	March 31,	March 31,	March 31,
	2007	2006	2007

Issuance of restricted Common Stock	$350,000	$26,439	$455,750

Accretions on Series B Preferred Stock	$31,199	$26,000	$135,199

Conversion of due to a stockholder to notes payable	$61,588	$—	$61,588

Issuance of warrants with notes payable	$171,053	$—	$171,053

Conversion of debt to Series A Preferred Stock	$—	$2,977,579	$2,977,579

WAFERGEN, INC.
(A Development Stage Company)

Notes to the Financial Statements
(Unaudited)

11.	Subsequent Events

In May 2007, a stockholder provided the Company with an additional loan in the amount of $100,000. This note payable along with the previous notes payable brings the total amount loan to the Company to $750,000.

The Company is currently engaged in discussions with WaferGen Bio-systems, Inc. (f/k/a La Burbuja Café, Inc.) (the “Parent”) regarding the possibility of a reverse triangular merger (the “Merger”) involving the two companies. At this stage, no definitive terms have been agreed to, and neither party is bound to proceed with the merger.

The current proposed terms of the Merger calls for the Parent, a wholly-owned subsidiary of the Parent (the “Acquisition Subsidiary”), and the Company to enter into an Agreement and Plan of Merger and Reorganization (this “Agreement”). This Agreement will result in a merger of the Acquisition Subsidiary with and into the Company, with the Company remaining as the surviving entity and a subsidiary of the Parent after the merger, whereby the stockholders of the Company will receive common stock of the Parent in exchange for their capital stock of the Company.

Simultaneously with the closing of the Merger, the Parent shall complete a private placement of up to 8,000,000 units of securities of the Parent, with the right, in its discretion, to sell an additional 1,600,000 units (the “Private Placement Offering”), at the purchase price of $1.50 per unit (the “PPO Price”), each unit consisting of one share of the Parent’s common stock and a five year warrant to purchase three-tenths of a share of Parent common stock for an exercise price of $2.25 per whole share.

Contemporaneously with the closing of the Merger, the Parent shall execute a Split-Off Agreement with certain shareholders whereby all the assets and liabilities of the Parent just prior to the Merger will be exchanged for shares of common stock of a newly formed wholly owned subsidiary and then the shares in this newly formed subsidiary will be exchanged for shares in the Parent.